Exhibit 10.104
OMNIBUS AMENDMENT
RELIANT ENERGY, INC. EXECUTIVE DEFERRAL,
INCENTIVE AND NON-QUALIFIED PLANS
          WHEREAS, Reliant Energy, Inc., a Delaware corporation (the “Company”), maintains and sponsors the following plans (collectively, the “Plans”):
Reliant Resources, Inc. Deferral Plan;
Reliant Energy, Inc. Deferral and Restoration Plan;
Reliant Energy, Inc. Frozen Benefit Restoration Plan;
Reliant Energy, Inc. Successor Deferral Plan;
Reliant Energy, Inc. 2001 Annual Incentive Compensation Plan;
Reliant Energy, Inc. 2002 Annual Incentive Compensation Plan for Executive Officers;
Reliant Energy, Inc. Sales Incentive Plan;
Reliant Energy, Inc. Power of One Incentive Plan;
Reliant Energy, Inc. Commercial Supplemental Incentive Plan;
Reliant Energy, Inc. 2002 Long Term Incentive Plan;
Reliant Energy, Inc. Long Term Incentive Plan;
Reliant Energy, Inc. Employee Stock Purchase Plan;
Reliant Energy, Inc. 2002 Stock Plan; and
Reliant Energy, Inc. Transition Stock Plan;
and
          WHEREAS, the Company has the authority to amend the Plans; and
          WHEREAS, effective as of May 2, 2009, the Company changed its name to RRI Energy, Inc.; and
          WHEREAS, the Company desires to amend the Plans to reflect the change in the Company’s name;
          NOW, THEREFORE, the Company hereby amends the Plans, effective as of May 2, 2009, as follows:
          1. The name of the plan sponsor of each of the Plans shall be changed to RRI Energy, Inc. and each of the Plans is hereby amended by replacing all references in the Plans to

“Reliant Energy, Inc.” with “RRI Energy, Inc.” and the Plans are hereby amended as otherwise necessary to reflect the foregoing.
          2. The Plans each are hereby amended to change the name of such Plans by replacing all references in the Plan names to “Reliant Energy, Inc.” with “RRI Energy, Inc.” and the Plans are hereby amended as otherwise necessary to reflect the foregoing.
          IN WITNESS WHEREOF, RRI Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy thereof, this 4th day of June 2009, but effective as of the date set forth above.

RRI ENERGY, INC.
By:	/s/ Karen D. Taylor
Karen D. Taylor
Senior Vice President-Human Resources

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